Supplement dated June 7, 2024
to the following updating summary prospectus(es):
BOA IV dated May 1, 2024
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2024, in Appendix: Underlying Mutual Funds Available Under the Contract, for the VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class, the value in the Current Expenses cell is deleted and replaced with the following: 1.26%
Effective on May 1, 2024, the following underlying mutual fund is added as an investment option under the contract.
•
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Large Cap Growth Portfolio: Class B
Accordingly, Appendix: Underlying Mutual Funds Available Under the Contract is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Large Cap Growth Portfolio: Class B Investment Advisor: AllianceBernstein L.P.	0.91%*	34.79%	17.56%	14.60%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
USP-0104